Supplement dated October 1, 2010 to:	Value Line Larger Companies Fund, Inc. Summary Prospectus dated May 1, 2010 (as supplemented October 1, 2010)

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus and all applicable Supplements.

The Board of Directors/Trustees (collectively, the “Board”) of each of the Value Line Funds (the “Funds”) has called two separate special meetings of shareholders to be held on October 26, 2010 (the “Meetings”) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 399 Park Avenue, New York, New York 10022. Each shareholder of record as of the close of business on August 25, 2010 (the “Record Date”) will be entitled to notice and to vote at the Meetings. On or around September 22, 2010, a proxy statement (the “Proxy Statement”) describing the proposals to be considered at each Meeting was sent to each shareholder of record as of the Record Date.

The purposes of the Meetings are:

Meeting #1

          To elect three nominees for Directors of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated.

Meeting #2

          To approve a new investment advisory agreement between each Fund and EULAV Asset Management.

The Meetings were called because the Board has recommended that each Fund’s shareholders elect three persons, Ms. Joyce Heinzerling and Messrs. Mitchell E. Appel and Daniel S. Vandivort, to serve as directors. The Meetings were also called in light of the intention by Value Line, Inc. (“VLI”), the parent company of EULAV Asset Management, LLC, the Funds’ investment adviser (“the Adviser”) and EULAV Securities, Inc., the Funds’ principal underwriter (the “Distributor”), to restructure the ownership and control of the Adviser and the Distributor as more fully described in the Proxy Statement (the “Restructuring”). Upon the closing of the Restructuring (the “Closing”) each Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) will terminate. As a result, a new investment advisory agreement between the restructured Adviser (which will be named EULAV Asset Management) and each Fund (the “New Investment Advisory Agreement”) is being proposed. The Restructuring will result in a change of control of the Adviser and, as a result, the Current Investment Advisory Agreements will automatically terminate. Consequently, each Fund’s New Investment Advisory Agreement, which must be approved by that Fund’s shareholders, will be necessary in order for the investment management of each Fund to continue uninterrupted after the Closing.

If you have any questions about the Meetings or the voting process, please call 1-800-545-3393 (toll-free).

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE

Value Line
Larger Companies Fund, Inc.

(VALLX)

S U M M A R Y P R O S P E C T U S
M A Y 1 , 2 0 1 0
( a s S u p p l e m e n t e d
O c t o b e r 1 , 2 0 1 0 )

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus dated May 1, 2010, as Supplemented October 1, 2010, and Statement of Additional Information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

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F U N D S U M M A R Y

What is the Fund’s investment objective?

The Fund’s sole investment objective is to realize capital growth.

What are the Fund’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed On Purchases as a percentage of offering price	None
Maximum Deferred Sales Charges (Load) as a percentage of original purchase or redemption price, whichever is lower	None
Maximum Sales Charges (Load) Imposed On Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)
Management Fees	0.75%
Distribution and Service (12b-1) Fees*	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.26%
Less: 12b-1 fee waiver*	–0.25%
Net expenses*	1.01%

*
Effective March 1, 2010 through April 30, 2011, EULAV Securities, Inc. (the “Distributor”) contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets. There is no assurance that the Distributor will extend the fee waiver beyond such date.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that (a) the Fund’s total operating expenses remain the same and (b) the Distributor’s contractual Rule 12b-1 fee waiver is in effect for year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Value Line Larger Companies Fund	$103	$375	$668	$1,501

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 157% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

To achieve the Fund’s investment objective , EULAV Asset Management, LLC (the “Adviser” or “EULAV”) invests substantially all of the Fund’s assets in common stocks. In selecting securities for purchase or sale, the Adviser relies on a quantitative strategy that is based on the Value Line TimelinessTM Ranking System (the “Ranking System”), which compares an estimate of the probable market performance of each stock during the next six to twelve months to that of all of the approximately 1,700 stocks under review and ranks stocks on a scale of 1 (highest) to 5 (lowest). The Fund usually purchases common stocks of the 100 largest companies by capitalization that are ranked 1, 2 or 3 by the Ranking System which may include foreign companies. The Fund usually sells a stock when its rank falls below 3. The Fund’s portfolio generally will be rebalanced on a quarterly basis so that it will be equally weighted for each security.

What are the Fund’s principal risks?

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

Because the Fund uses the Ranking System, there is the risk that securities not covered by the Ranking System or lower rated securities will appreciate to a greater extent than those securities in the Fund’s portfolio.

Investing in foreign companies may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include: less information about foreign companies may be available due to less rigorous disclosure or accounting standards or regulatory practices; adverse effect of currency exchange rates or controls on the value of the Fund’s investment; the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession.

The Fund’s annual portfolio turnover rate has exceeded 100% in each of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short-term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 11.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, a widely quoted, unmanaged index of stock performance. All returns reflect reinvested dividends. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year

Best Quarter:	Q4 2001 +13.47%
Worst Quarter:	Q4 2008 –21.54%

Average Annual Total Returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Value Line Larger Companies Fund
Return before taxes	17.62%	0.64%	–3.11%
Return after taxes on distributions	17.35%	–1.89%	–5.05%
Return after taxes on distributions and sale of Fund shares	11.45%	–0.27%	–3.01%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	–0.95%

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund’s “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Who manages the Fund?

The Fund’s investment adviser is EULAV Asset Management, LLC (the “Adviser” or “EULAV”), a wholly-owned subsidiary of Value Line, Inc. (“Value Line”).

Bradley Brooks is primarily responsible for the day-to-day management of the Fund’s portfolio using a quantitative investment strategy which relies on the Ranking System. Mr. Brooks has been a portfolio manager with the Adviser or Value Line since 2000 and has been the Fund’s portfolio manager since 2005. There is additional information in the Statement of Additional Information about Mr. Brooks’ compensation, other accounts he manage s and his ownership of Fund shares.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes and also may be subject to state or local taxes, unless you are investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.